                                                                  Exhibit(e)(14)

DISTRICT COURT, COUNTY OF BOULDER, COLORADO

Case No. 00CV1359, Division 2

______________________________________________________________________________

NOTICE OF VOLUNTARY DISMISSAL

________________________________________________________________________________

M. DEAN BRIGGS, on Behalf of Himself and All Other Similarly Situated,

Plaintiff,

vs.

BI INCORPORATED; DAVID J. HUNTER; WILLIAM E. COLEMAN; MCKINLEY C. EDWARDS, JR.; BEVERLY J. HADDON; JEREMY N. KENDALL; PERRY M. JOHNSON; BARRY J. NIDORF; and BYAM K. STEVENS, JR.,

Defendants.

________________________________________________________________________________

         Pursuant to Colorado Rules of Civil Procedure 41(a), plaintiff hereby voluntarily dismisses this action.

DATED:  September 25, 2000


                                                   DYER & SHUMAN, LLP



                                                      /s/ Kip B. Shuman
                                                   -----------------------------
                                                   Robert J. Dyer III (#5734)
                                                   Kip B. Shuman (#23593)
                                                   801 East 17/th/ Avenue
                                                   Denver, CO  80218-1417
                                                   (303) 861-3003
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                            CERTIFICATE OF SERVICE

     I hereby certify that a true and correct copy of the NOTICE OF VOLUNTARY DISMISSAL was served by depositing same in the United States mail, first-class postage prepaid, on this 25/th/ day of September, 2000, addressed to the following:

James C. Ruh, #927
IRELAND, STAPLETON, PRYOR & PASCOE, P.C.
1675 Broadway, 26/th/ Floor
Denver, CO  80202

                                            /s/ Lisa R. Crisswell
                                           ---------------------------------
                                           Lisa R. Crisswell

                                           Marc A. Topaz, Esquire
                                           Gregory M. Castaldo, Esquire
                                           SCHIFFRIN & BARROWAY, LLP
                                           Three Bala Plaza East, Suite 400
                                           Bala Cynwyd, PA  19004

                                           CAULEY & GELLER, LLP
                                           One Boca Place
                                           2255 Glades Road, Suite 421A
                                           Boca Raton, FL  33431

                                           Attorneys for Plaintiff